UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2020

SPX FLOW, INC.
(Exact Name of Registrant as specified in Charter)

Delaware	1-37393	47-3110748
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 752-4400

NOT APPLICABLE
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FLOW	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company: ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
SPX FLOW, Inc. (the “Company,” “we” or “us”) is furnishing this Form 8-K pursuant to the Order (the “Order”) issued by the Securities and Exchange Commission (the “Commission”) on March 25, 2020 (Release No. 34-88465) under Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Order provides conditional relief to public companies that are unable to timely comply with certain filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak. The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such registrant, is exempt from any requirement to file materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, if certain conditions are satisfied, including that such materials be filed with the Commission no later than 45 days after the original due date.
The Company is relying upon the relief set forth in the Order with respect to the filing of its Form 10‑Q for the quarter ended March 28, 2020 (the “Form 10-Q”). The Form 10-Q could not be filed on a timely basis due to process disruptions directly related to COVID-19. Specifically, the Company is undertaking its first quarterly close with the majority of its applicable employees working from home pursuant to various governmental shelter-in-place orders issued in response to the COVID-19 pandemic, which has delayed and is anticipated to continue to delay the preparation of information and other processes necessary for the completion of the Form 10-Q. Additionally, the Company continues to prioritize the safety of its employees in view of the COVID-19 pandemic, which has created delays with the normal quarterly financial closing process. The Company anticipates that it will file the Form 10-Q no later than June 21, 2020, which is 45 days from the original filing deadline of May 7, 2020.
The following describes certain material risks to the Company’s business related to COVID-19:
We have been and continue to be negatively impacted by the COVID-19 global pandemic and its related impacts to our employees, operations, customers and suppliers.
The COVID-19 global pandemic is adversely affecting, and is expected to continue to adversely affect, our business and we have experienced and expect to continue to experience reductions in both the demand for certain of our products and services and the ability of our global teams and our suppliers to produce and deliver those products and services. Because we serve customers who produce food, beverages, personal care items, cleaning products, pharmaceuticals, and specialty chemicals and serve critical infrastructure and industrial enablement functions, a majority, but not all, of our products, services and operations have been classified as “essential” under various governmental orders restricting business activities implemented in response to the COVID-19 outbreak. However, we cannot predict whether these products, services and operations will continue to be classified as “essential” or, even if so treated, whether site-specific health and safety concerns related to COVID-19 might otherwise require operations at any of our facilities to be halted for some period of time. In addition, in view of uncertainties with respect to the further spread of COVID-19 and the duration and terms of related governmental orders restricting activities, we cannot predict whether demand for our products and services will persist at current levels or decrease along with broader slowdowns in industrial and sanitary markets on a global or regional basis.
Public health officials around the world have recommended, and local, state, and national governments have mandated, precautions to mitigate the spread of COVID-19, including prohibitions on congregating in groups, shelter-in-place orders or similar measures. As a result, we have temporarily closed certain of our offices and engineering, service and manufacturing centers over the past several months, and may be required to close additional facilities in the future in response to governmental orders, other COVID-19-related safety concerns or in response to market conditions affected by COVID-19. These restrictions have also impacted certain of our suppliers and we have been and will continue to be impacted by the supply of certain materials and sub-components utilized by our manufacturing and service operations. While we continue to develop new sources of supply and analyze alternative solutions, we cannot ensure that the scope or duration of supply chain interruptions will not adversely impact our operations. In addition, we have restricted travel for our employees, limited new hiring to critical and replacement roles and implemented additional cash management protocols. Our results will be adversely impacted by these closures and other actions taken to contain or treat the impact of COVID-19, although the extent of such impact on our financial and operating results will depend on future developments, which are highly uncertain and cannot be predicted, but which could be significant.
We have experienced, and expect to continue to experience, a slower pace of operational and financial reporting within our business units and shared service centers for critical tasks such as processing (i) customer and supplier orders, (ii) information related to engineering, service and manufacturing our products and services, and (iii) financial and accounting inputs from our various sites around the world. This slower pace of reporting is due to the shelter-in-place and similar governmental orders resulting in many associates working from home where remote connectivity to systems may negatively impact the ability to timely process information necessary for internal and external reporting. As a result, our ability to evaluate and report necessary information has been, and may continue to be delayed, although we continue to believe that we are maintaining effective disclosure control procedures in light of the relief provided for filing certain reports with the Commission set forth in the Order.
Due to the extent of our sales generated outside the United States, including in emerging markets, demand for our products and services may not coincide with any recovery in general economic conditions experienced in the United States and our operations in other jurisdictions may continue to be subject to governmental orders restricting activities. Accordingly, to the extent that general economic conditions in the United States may improve over time, results of operations may continue to be adversely affected by COVID-19 impacts in other areas of the world.
Forward-looking Statements
Certain statements in this Form 8-K are forward-looking statements within the meaning of Section 21E of the Exchange Act and are subject to the safe harbor created thereby. Please read these statements in conjunction with the Company’s documents filed with the Commission, including its annual report on Form 10-K for the year ended December 31, 2019. These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. Actual results may differ materially from these statements. The words “expect,” “anticipate,” “plan,” “target,” “project,” “believe” and similar expressions identify forward-looking statements. Although SPX FLOW believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. These statements are only predictions. Actual events or results may differ materially because of conditions or factors, some of which may be beyond SPX FLOW’s control, and forward-looking statements should not be relied upon as a prediction of actual results. All the forward-looking statements in this Form 8-K are qualified in their entirety by reference to the risk factors included in this Form 8-K and the factors discussed under the heading “Risk Factors” in the company’s most recent Form 10-K and in any other documents filed by the company with the Commission that describe risks and factors that could cause actual results to differ materially from those projected in these forward-looking statements. These risk factors may not be exhaustive. In addition to these factors, the matters addressed in these forward-looking statements are subject to uncertainties arising from the current COVID-19 pandemic, including any delay in the filing of the Company’s Form 10-Q for the quarter ended March 28, 2020 beyond the anticipated filing time period due to process disruptions related to the COVID-19 pandemic or related government responses, such as shelter-in-place orders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, Inc.

Date: May 5, 2020	By:	/s/ Peter J. Ryan
Peter J. Ryan
Vice President, Secretary and General Counsel